                             Letter of Transmittal
                        To Tender Shares of Common Stock
         (Including the Associated Rights to Purchase Preferred Stock)
                                       of
                          Brunswick Technologies, Inc.

                       Pursuant to the Offer to Purchase
                              Dated April 20, 2000

                        and the Supplement thereto

                            dated June 15, 2000
                                       by
                           VA Acquisition Corporation

                     an indirect wholly owned subsidiary of

                            CertainTeed Corporation

                     an indirect wholly owned subsidiary of

                           Compagnie de Saint-Gobain

 THE IMPROVED OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,

        NEW YORK CITY TIME, ON THURSDAY, JUNE 29, 2000, UNLESS THE

                       IMPROVED OFFER IS EXTENDED.

                 The Depositary for the Improved Offer is:

                    ChaseMellon Shareholder Services, L.L.C.

   By Registered Mail:         By Hand Delivery:        By Overnight Courier:
                                Reorganization             Reorganization
     Reorganization               Department                 Department
       Department                120 Broadway            85 Challenger Road
  Post Office Box 3301            13th Floor               Mail Drop-Reorg
   South Hackensack, New   New York, New York 10271     Ridgefield Park, New
       Jersey 07606                                         Jersey 07660

                           By Facsimile Transmission:

                                 (201) 296-4293
                        (for eligible institutions only)

                      Confirm Facsimile by Telephone Only:

                                 (201) 296-4860

   Delivery of this letter of transmittal to an address other than as set forth above, or transmissions of instructions via a facsimile number other than as set forth above, will not constitute a valid delivery.

   THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

   This Letter of Transmittal is to be completed by shareholders, either if Share Certificates (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase, as referred to below) is utilized, if tenders of Shares (as defined below) are to be made by book-entry transfer into the account of ChaseMellon Shareholder Services, L.L.C., as Depositary (the "Depositary"), at The Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC") pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Shareholders who tender Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders."

                         DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------

  Name(s) and Address(es) of Registered Holder(s) (Please            Share Certificate(s) and
                         fill in,                                     Shares Tendered (Attach
 if blank, exactly as name(s) appear(s) on certificate(s))     additional signed list if necessary)*
------------------------------------------------------------------------------------------------------
                                                               Shares     Total Number of   Number of
                                                             Certificate Shares Represented   Shares
                                                              Number(s)  By Certificate(s)  Tendered**
                                                     --------------------------------------------

                                                     --------------------------------------------

                                                     --------------------------------------------

                                                     --------------------------------------------

                                                               Total
                                                                Shares

--------------------------------------------------------------------------------
  * Need not be completed by Book-Entry Shareholders.
 ** Unless otherwise indicated, all Shares represented by Share
    Certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.

   Holders of outstanding shares of common stock, par value $0.0001 per share, including the associated rights to purchase preferred stock (the "Shares"), of Brunswick Technologies, Inc., whose certificates for such Shares (the "Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase and the Supplement thereto), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2 of this Letter of Transmittal. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.
                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
[_]CHECK HERE IF SHARES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER MADE TO AN
   ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

  Name of Tendering Institution: _____________________________________________

  Account Number: ____________________________________________________________

  Transaction Code Number: ___________________________________________________
[_]CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
   DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

  Name(s) of Registered Owner(s): ____________________________________________

  Window Ticket Number (if any): _____________________________________________

  Date of Execution of Notice of Guaranteed Delivery: ________________________

  Name of Institution that Guaranteed Delivery: ______________________________

  Account Number: ____________________________________________________________

  Transaction Code Number: ___________________________________________________

Ladies and Gentlemen:

   The undersigned hereby tenders to VA Acquisition Corporation, a Maine corporation ("Purchaser") and an indirect wholly owned subsidiary of CertainTeed Corporation, a Delaware corporation ("Parent"), which is an indirect wholly owned subsidiary of Compagnie de Saint-Gobain, a French corporation ("Saint-Gobain"), the above-described shares of common stock, par value $0.0001 per share, including the associated rights to purchase preferred stock (the "Shares"), of Brunswick Technologies, Inc., a Maine corporation (the "Company"), not already beneficially owned by Parent, at a purchase price of $8.50 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase (the "Offer to Purchase"), dated April 20, 2000, as amended and supplemented by the Supplement thereto, dated June 15, 2000 (the "Supplement"), in the related
(blue) Letter of Transmittal, dated April 20, 2000, and in this Letter of Transmittal (all of which, as amended or supplemented from time to time, together constitute the "Improved Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase all or any portion of the Shares tendered pursuant to the Improved Offer.

   Subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms of the Improved Offer, including, without limitation, Section 15 of the Offer to Purchase, as amended by the Supplement (and including, if the Improved Offer is further extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby and any and all dividends, distributions, rights, other Shares or other securities issued, paid or distributed or issuable, payable or distributable in respect of such Shares on or after April 20, 2000 and prior to the transfer to the name of Purchaser (or a nominee or transferee of Purchaser) on the Company's stock transfer records of the Shares tendered herewith (collectively, a "Distribution"), and appoints the Depositary the true and lawful agent, attorney-in-fact and proxy of the undersigned with respect to such Shares (and any Distribution), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Share Certificates (and any Distribution) or transfer ownership of such Shares (and any Distribution) on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with appropriate evidences of transfer, to the Depositary for the account of Purchaser, (b) present such Shares (and any Distribution) for transfer on the books of the Company and, (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distribution), all in accordance with the terms and subject to the conditions of the Improved Offer.

   The undersigned irrevocably appoints designees of Purchaser as such undersigned's agents, attorneys-in-fact and proxies, with full power of substitution, to the full extent of such shareholder's rights with respect to the Shares (and any Distribution) tendered by such shareholder and accepted for payment by Purchaser. All such powers of attorney and proxies shall be considered irrevocable and coupled with an interest. Such appointment will be effective when, and only to the extent that, Purchaser accepts such Shares for payment. Upon such acceptance for payment, all prior attorneys, proxies and consents given by such shareholder with respect to such Shares (and any Distribution) will be revoked without further action, and no subsequent powers of attorney and proxies may be given nor any subsequent written consents executed (and, if given or executed, will not be deemed effective). The designees of Purchaser will, with respect to the Shares (and Distributions) for which such appointment is effective, be empowered to exercise all voting and other rights of such shareholder as they in their sole discretion may deem proper at any annual or special meeting of the Company's shareholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. Purchaser reserves the right to require that, in order for the Shares to be deemed validly tendered, immediately upon Purchaser's payment for such Shares, Purchaser must be able to exercise full voting rights with respect to such Shares and all Distributions, including, without limitation, voting at any meeting of shareholders.

   The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the undersigned's Shares (and any Distribution) tendered hereby, and (b) when the Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title to the Shares (and any Distribution), free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim and will not have been transferred to Purchaser in violation of any contractual or other restriction on the transfer thereof. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any Distribution). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance or appropriate assurance thereof, Purchaser will be, subject to applicable law, entitled to all rights and privileges as owner of any such Distribution and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Purchaser, in its sole discretion.

   All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of the undersigned.

   Tenders of Shares made pursuant to the Improved Offer are irrevocable, except that Shares tendered pursuant to the Improved Offer may be withdrawn at any time prior to the Expiration Date, and, unless theretofore accepted for payment by Purchaser pursuant to the Improved Offer, may also be withdrawn at any time after June 18, 2000. See Section 4 of the Offer to Purchase.

   The undersigned understands that tenders of Shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions set forth in the Improved Offer, including the undersigned's representation that the undersigned owns the Shares being tendered.

   Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or issue or return any certificate(s) for Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated herein under "Special Delivery Instructions," please mail the check for the purchase price and/or any Share Certificate(s) not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the purchase price and/or any Share Certificate(s) not tendered or accepted for payment in the name of, and deliver such check and/or such Share Certificates to, the person or persons so indicated. Unless otherwise indicated herein under "Special Payment Instructions," please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name(s) of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered.

[_]CHECK HERE IF ANY SHARE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE
   BEEN LOST, STOLEN OR DESTROYED AND SEE INSTRUCTION 11.

   Number of Shares represented by lost, stolen or destroyed Share
Certificates: __________________________________________________________________


   SPECIAL PAYMENT INSTRUCTIONS               SPECIAL DELIVERY INSTRUCTIONS
 (See Instructions 1, 5, 6 and 7)           (See Instructions 1, 5, 6 and 7)

  To be completed ONLY if Share              To be completed ONLY if Share
 Certificate(s) not tendered or             Certificate(s) not tendered or
 accepted for payment and/or the            not accepted for payment and/or
 check for the purchase price of            the check for the purchase price
 Shares accepted for payment are            of Shares accepted for payment
 to be issued in the name of                are to be sent to someone other
 someone other than the                     than the undersigned or to the
 undersigned or if Shares                   undersigned at an address other
 tendered by book-entry transfer            than that shown above.
 which are not accepted for
 payment are to be returned by              Mail:[_] Check
 credit to an account maintained                 [_] Certificates to:
 at the Book-Entry Transfer
 Facility other than that                   Name_____________________________
 designated above.                                   (Please Print)

 Issue:[_] Check                            Address _________________________
      [_] Certificates to:
                                            _________________________________
 Name ____________________________                 (Include Zip Code)
          (Please Print)

                                            _________________________________
 Address _________________________             (Taxpayer Identification or
                                                  Social Security No.)
 _________________________________
        (Include Zip Code)                      (See Substitute Form W-9)

 _________________________________
    (Taxpayer Identification or
       Social Security No.)
     (See Substitute Form W-9)

  Credit Shares tendered by book-
 entry transfer that are not
 accepted for payment to DTC to
 the account set forth below.

 _________________________________
         (DTC Account No.)

                                   IMPORTANT
                                   SIGN HERE
                         (Complete Substitute Form W-9)

 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------
                        (Signature(s) Of Shareholder(s))

 Dated:      , 2000
 (Must be signed by the registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Share Certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

 Name(s) _____________________________________________________________________

 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------
                                 (Please Print)

 Capacity (full title) _______________________________________________________

 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------

 Address _____________________________________________________________________

 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------
                               (Include Zip Code)

 Area Code and Telephone Number ______________________________________________

 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------

 Taxpayer Identification or Social Security No. ______________________________
                                 (See Substitute Form W-9)

                           GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 and 5)

 Authorized Signature ________________________________________________________

 Name ________________________________________________________________________
                                 (Please Print)

 Name of Firm ________________________________________________________________

 Address _____________________________________________________________________
                               (Include Zip Code)

 Area Code and Telephone Number ______________________________________________

 Dated: ______________________________________________________________________

                                  INSTRUCTIONS

      FORMING PART OF THE TERMS AND CONDITIONS OF THE IMPROVED OFFER

   1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) of Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith, unless such holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions," or
(b) if such Shares are tendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP) or any other "eligible guarantor institution" (as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each of the foregoing, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

   2. Requirements of Tender. This Letter of Transmittal is to be completed by shareholders either if Share Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Share Certificates evidencing tendered Shares, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of Shares into the Depositary's account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date. Shareholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary on or prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary on or prior to the Expiration Date; and (c) the Share Certificates (or a Book-Entry Confirmation) representing all tendered Shares in proper form for transfer, in each case, together with this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three business days after the date of execution of such Notice of Guaranteed Delivery. If Share Certificates are forwarded separately in multiple deliveries to the Depositary, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) must accompany each such delivery.

   The method of delivery of this Letter of Transmittal, Share Certificates and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and risk of the tendering shareholder, and the delivery will be deemed made only when actually received by the Depositary (including, in the case of book-entry transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

   No alternative, conditional or contingent tenders will be accepted. All tendering shareholders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

   3. Inadequate Space. If the space provided herein is inadequate, the Share Certificate numbers and/or the number of Shares and any other required information should be listed on a separate signed schedule attached hereto.

   4. Partial Tenders. (Not Applicable to Book-Entry Shareholders) If fewer than all the Shares evidenced by any Share Certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered" in the "Description of Shares Tendered." In such cases, new Share Certificates for the Shares that were evidenced by your old Share Certificates, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

   5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration, enlargement or any change whatsoever.

   If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any of the tendered Shares are registered in different names on several Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Share Certificates.

   If this Letter of Transmittal or any Share Certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority so to act must be submitted.

   If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made to or Share Certificates for Shares not tendered or not purchased are to be issued in the name of a person other than the registered holder(s). In such latter case, signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Share Certificate(s) listed, the Share Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the Share Certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

   6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Improved Offer. If, however, payment of the purchase price is to be made to, or if Share Certificate(s) for Shares not tendered or accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered Share Certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or an exemption therefrom, is submitted.

   Except as otherwise provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificate(s) listed in this Letter of Transmittal.

   7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or Share Certificates for Shares not tendered or not accepted for payment are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if a check and/or such Share Certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed. A Book-Entry Shareholder may request that Shares not accepted for payment be credited to such account maintained at the Book-Entry Transfer Facility as such Book-Entry Shareholder may designate under "Special Payment

Instructions." If no such instructions are given, such Shares not accepted for payment will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

   8. Waiver of Conditions. The conditions of the Improved Offer may be waived by Purchaser, Parent or Saint-Gobain in whole or in part at any time and from time to time in their sole discretion, subject to the terms and conditions contained in the Agreement and Plan of Merger, dated as of June 12, 2000, among the Company, Parent and Purchaser.

   9. 31% Backup Withholding; Substitute Form W-9. Under U.S. federal income tax law, a shareholder who tenders Shares pursuant to the Improved Offer is required to provide the Depositary with such shareholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 and to certify that the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN). If such shareholder is an individual, the TIN is his or her social security number. If the Depositary is not provided with the correct TIN, such shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such shareholder with respect to Shares pursuant to the Improved Offer may be subject to backup withholding (see below).

   A shareholder who does not have a TIN may check the box in Part 3 of the Substitute Form W-9 if such shareholder has applied for a number or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the shareholder must also complete the "Certificate of Awaiting Taxpayer Identification Number" below in order to avoid backup withholding. Even if the box is checked, payments made prior to the time the shareholder furnishes the Depositary with his or her TIN will be subject to backup withholding. A shareholder who checks the box in Part 3 in lieu of furnishing such shareholder's TIN should furnish the Depositary with such shareholder's TIN as soon as it is received.

   Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. In order for a foreign individual to qualify as an exempt recipient, that shareholder must submit a statement, signed under penalty of perjury, attesting to that individual's exempt status (Form W-8). Forms for such statements can be obtained from the Depositary. Shareholders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

   If backup withholding applies, the Depositary is required to withhold 31% of any payments to be made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the Internal Revenue Service. The Depositary cannot refund amounts withheld by reason of backup withholding.

   10. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Dealer Manager or the Information Agent at their respective addresses and telephone numbers set forth below. Additional copies of the Offer to Purchase, the Supplement, this Letter of Transmittal and the Notice of Guaranteed Delivery also may be obtained from the Information Agent or the Dealer Manager or from brokers, dealers, commercial banks or trust companies.

   11. Lost, Destroyed or Stolen Certificates. If any Share Certificate has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary. The shareholder then will be instructed as to the steps that must be taken in order to replace the Share Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Share Certificates have been followed.

   IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING SHAREHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

     PAYOR'S NAME: CHASEMELLON SHAREHOLDER SERVICES, L.L.C., as Depositary

                           Part 1--Please provide your
                           TIN in box at the right and         ----------------
 SUBSTITUTE                certify by signing and dating       Social security
 Form W-9                  below.                                  number
                                                                     OR

                                                               ----------------
                                                                  Employer
                                                               identification
                                                                   number

                           -----------------------------------------------------
 Department of the         Part 2--Certification--Under
 Treasury Internal         penalties of perjury, I certify          Part 3
 Revenue Service           that:
                                                                  Awaiting
                                                                  TIN [_]
                                                              -----------------
                           (1) The number shown on this form is my correct
                               Taxpayer Identification Number (or I am
                               waiting for a number to be issued to me) and
 Payer's Request for
 Taxpayer                  (2) I am not subject to backup withholding
 Identification Number         because (a) I am exempt from backup
 (TIN)                         withholding, or (b) I have not been notified
                               by the Internal Revenue Service (the "IRS")
                               that I am subject to backup withholding as a
                               result of a failure to report all interest or
                               dividends, or (c) the IRS has notified me
                               that I am no longer subject to backup
                               withholding.
                          -----------------------------------------------------
                           Certification Instructions--You must cross out
                           item (2) in Part 2 above if you have been noti-
                           fied by the IRS that you are subject to backup
                           withholding because of under-reporting interest
                           or dividends on your tax return. However, if af-
                           ter being notified by the IRS that you were sub-
                           ject to backup withholding you received another
                           notification from the IRS stating that you are no
                           longer subject to backup withholding, do not
                           cross out such item (2).
                          -----------------------------------------------------

                           Signature: ____________________     Date: _______

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
       OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE IMPROVED OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

    YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
    PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld.

 Signature ____________________________________    Date _______________________

             The Information Agent for the Improved Offer is:

                              [LOGO OF INNISFREE]

                         501 Madison Avenue, 20th Floor
                            New York, New York 10022
                Bankers and Brokers Call Collect: (212) 750-5833
                   All Others Call Toll-Free: (888) 750-5834

               The Dealer Manager for the Improved Offer is:

                                Lehman Brothers

                          Three World Financial Center
                                200 Vesey Street
                            New York, New York 10285
                          Call Collect: (212) 526-3444

   June 15, 2000